Third Quarter 2007

Financial and Operating Results

For the period ended September 30, 2007

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (v)
performance of our investments; (vi) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (vii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (viii) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (ix)
our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (x) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xi) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xiii) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xiv) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Operating earnings before litigation settlement and
loss on coinsurance transaction

   Litigation settlement

   Loss on coinsurance transaction

Operating losses

Net realized investment losses

Q3 2007 net loss

Q3 2007 Summary

CNO

$49.3

(16.4)

(76.5)

(43.6)

(43.2)

$(86.8)

Pre-Tax

(mils.)

$0.18

(0.06)

(0.26)

(0.14)

(0.15)

$(0.29)

$34.7

(10.6)

(49.7)

(25.6)

(28.1)

$(53.7)

After Tax

(mils.)

EPS

Bankers Life

Colonial Penn

Conseco Insurance Group*

LTC Closed Block**

Q3 2007

Operating Earnings by Segment

CNO

$66.3

7.0

(0.4)

(2.9)

$70.0

(Pre-tax earnings in millions)

*Unfavorably impacted by $18.3 million from remediation procedures related to material control weakness and $11 million of expenses related to operational initiatives and consolidation activities.

**Favorably impacted by $6.6 million decrease to our active life reserves (including $20.1 million of adjustments identified by our remediation procedures, net of $13.5 million change to certain actuarial estimates).

The pre-tax operating earnings presented above are non-GAAP financial measures. The chart on Page 9 reconciles the non-GAAP measures to the GAAP measures.

Q3 2007 Summary

CNO

BLC and CP continue to have strong results

CIG results negatively affected by accounting remediation
activities and expenses related to operations consolidation

LTC Run-off block approaching breakeven; stability achieved
as result of Q2 2007 reserving activities

Sale of annuity block closed 10/12/07 (effective date 1/1/07)

Loss on sale consistent with previous communications

Agreement to recapture Colonial Penn block (effective 10/1/07)

$63 million investment; traditional life business

Share repurchases

Q3 2007: $34.7 million (2.4 million shares at average price of
$14.22/share)

New Business

Volumes (NAP)

CNO Consolidated

($ millions)

New business volumes are measured by new annualized premium, which includes 6% of annuity premiums, 10%
of single-premium whole life deposits, and 100% of all other premiums.  Prescription drug sales (PDP) NAP equal to $310 per enrolled policy and private-fee-for-service (PFFS) NAP equal to $2,100 per enrolled policy.

Bankers

Colonial Penn

Conseco Insurance Group

Total

$236.1

33.0

59.1

$328.2

$212.3

25.8

75.1

$313.2

$56.5

11.4

18.1

$86.0

$58.0

8.3

26.3

$92.6

YTD 07

YTD 06

Q3 06

Q3 07

Q4 2006
3.5%
Q1 2007
2.3%
Q2 2007
1.5%

Q3 2006
8.5%
1.6%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (excl. litigation settlement
charges and coinsurance transaction)**,

Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined
on the left side of this page, but before: (1) Q2
2006 charge related to the litigation settlement
and refinements to such estimates recognized
in subsequent periods; and (2) Q3 2007 charge
related to a coinsurance transaction.  See
Appendix for corresponding GAAP measure.

Conseco has set a long-term goal of improving its Operating ROE –
after-tax earnings divided by equity (excluding our NOL deferred tax asset from equity and other adjustments below) – to 11% in 2009

Q3 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

Q3 2006

Q3 2007

Bankers Life

$68.4

$66.3

Conseco Insurance Group

58.5

(0.4)

Colonial Penn

4.6

7.0

Other Business in Run-Off

(13.0)

(2.9)

Corporate operations, excluding interest expense

(8.1)

(0.5)

    EBIT, excluding costs related to the litigation settlement and the loss related to a coinsurance transaction

110.4

69.5

    Costs related to the litigation settlement

0.0

(16.4)

    Loss related to coinsurance transaction

0.0

(76.5)

      Total EBIT*

110.4

(23.4)

Corporate interest expense

(12.5)

(20.2)

    Income (loss) before net realized investment losses and taxes

97.9

(43.6)

Tax expense (benefit)

35.6

(18.0)

    Net income (loss) before net realized investment losses

62.3

(25.6)

Preferred stock dividends

9.5

0.0

    Net operating income (loss)

52.8

(25.6)

Net realized investment losses, net of related amortization and taxes

(13.9)

(28.1)

    Net income (loss) applicable to common stock

$38.9

($53.7)

($ millions)

Q3 2006
$0.35
Q4 2006
$0.04
Q1 2007
$0.10
Q2 2007
($0.32)
Q3 2007
($0.14)

Q3 2006
$0.35
Q4 2006
$0.04
Q1 2007
$0.15
Q2 2007
Q3 2007

Operating EPS (Diluted)

CNO

Operating EPS, Before Litigation Settlement
Charges and Coinsurance Transaction**

**Operating earnings per share, before: (1) Q2
2006 charge related to the litigation settlement and
refinements to such estimates recognized in
subsequent periods; and (2) Q3 2007 charge
related to a coinsurance transaction. See Appendix
for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses). See Appendix
for corresponding GAAP measure.

Q3 2006
$417.6
Q4 2006
$408.8
Q1 2007
$408.5
Q2 2007
$410.7
Q3 2007
$406.4

Expenses

CNO

($ millions)

Adjusted Operating Expenses*, Trailing 4 Quarters

*Adjusted operating expenses excluding primarily acquisition costs, capitalization of software development costs and costs related to the R-factor litigation settlement.  This measure is used by the Company to evaluate its progress in reducing operating expenses.

Back-office consolidation on
track to produce annual cost
savings of more than $30
million beginning in 2008

Bankers Life policyholder
service now managed in Carmel

Additional savings resulting from
CIG Sales and Marketing
restructuring

Book value per diluted share (excluding accumulated other comprehensive loss)

$24.77 at 9/30/07 vs $25.81 a year earlier and $25.64 at YE 2006

Debt and preferred stock to total capital ratio (excluding accumulated other comprehensive loss)

20.6% at 9/30/07 vs 26.4% a year earlier and 28.8% at YE 2006

Consolidated RBC ratio

330% at 9/30/07 (estimated) vs 324% a year earlier and 357% at YE 2006

Investments

$389.9 million of investment income in Q3 2007 vs $359.5 million in Q3 2006

Earned yield of 5.88% in Q3 2007 vs 5.72% in Q3 2006

94% of bonds investment grade at 9/30/07 vs 95% at 12/31/06 and 97% at 9/30/06**

During Q3 2007, significantly reduced exposure to sub-prime market

Corporate liquidity

Available liquidity exceeds $150 million at 9/30/07, excluding $80 million revolver

Financial Indicators*

CNO

  *See appendix for detail on these indicators, including notes describing non-GAAP measures.

**Excludes investments from consolidated variable interest entity.

Increase core business ($50 million annual life premium)

Grow enterprise value

Eliminate reinsurance accounting and administration

Recapture fee (purchase price): $63 million

Effective date: 10/1/07 (expected to close by 12/31/07)

Accretive to earnings and ROE:

Colonial Penn Recapture:

Transaction Overview

CNO

Pretax Operating Income

ROE

+$7 mil.

+0.3%

2008

+$2 mil.

+0.1%

2007

Sales of $56.5 million, up 11% YTD, 2% below Q3 2006

Sales of PFFS voluntarily suspended in June by seven largest health plans; resumed in September

Slightly lower earnings (vs Q3 2006) driven by:

Lower LTC margins, offset by

Improved spreads and higher PDP/PFFS income

Effective July 1, 2007, entered into a quota-share reinsurance agreement related to certain group PFFS business sold by
Coventry

Adding $2.5 million of pretax earnings quarterly

Q3 2007 Summary

Bankers

Q3 Earnings

Bankers

Q3 2006

Q3 2007

Insurance policy income

$390.1

$473.6

Net investment income

134.4

144.2

Fee revenue and other income

1.4

3.8

    Total revenues

525.9

621.6

Insurance policy benefits

313.3

404.6

Amounts added to policyholder account balances

51.7

54.9

Amortization related to operations

52.4

49.3

Other operating costs and expenses

40.1

46.5

    Total benefits and expenses

457.5

555.3

    Income before net realized investment gains (losses), net of related amortization and income taxes

$68.4

$66.3

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2007 YTD Return on Equity (before realized investment gains/(losses): 10.4%

($ millions)

Q3 2006
$68.4
Q4 2006
$69.1
Q1 2007
$42.8
Q2 2007
$65.5
Q3 2007
$66.3

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Higher earnings driven by:

Higher margins on Medicare-
related products, primarily driven
by PFFS

LTC margins negatively impacted
by higher persistency and lower
claim terminations

PTOI-Trailing 4 Quarters:              $252.8            $258.4            $244.0          $245.8          $243.7

Revenues-Quarterly:                         $525.9             $534.3            $554.1           $581.8          $621.6

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $2,019.8      $2,077.1       $2,123.3       $2,196.1   $2,291.8

($ millions)

Q3 2006
65.6%
Q4 2006
65.3%
Q1 2007
64.6%
Q2 2007
67.4%
Q3 2007
69.4%

Benefit Ratio* –

Medicare Supplement

Bankers

Increase in benefit ratio from
Q2 2007 due to higher
persistency (offset by lower
amortization)

Trailing 4 Quarter Avg.:                                                                    67.9%                66.6%           65.8%          65.7%          66.6%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

▪

▪

Q3 2006
82.1%
Q4 2006
42.5%
Q1 2007
93.3%
Q2 2007
80.9%
Q3 2007
85.4%

Benefit Ratio* –

PDP and PFFS Business

Bankers

PDP and PFFS continue to
trend as expected

Seasonality drives
fluctuations

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2006
68.8%
Q4 2006
76.9%
Q1 2007
73.8%
Q2 2007
66.0%
Q3 2007
74.5%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q3 2007 negatively impacted by:

Fewer claims closed compared to prior
periods

Higher persistency compared to Q2
2007

Began implementation of premium
re-rates in Q3 2007 on more recent
business not previously re-rated;
expected $25-30 million additional
annual revenue

Trailing 4 Quarter Avg.:      67.4%            69.9%          71.6%           71.4%           72.8%

Qtrly. non-int. adjusted:      98.2%           106.7%       104.3%         96.8%       105.8%

Q3 Earnings

Colonial Penn

Q3 2006

Q3 2007

Insurance policy income

$29.1

$32.5

Net investment income

9.2

9.4

Fee revenue and other income

0.1

0.2

    Total revenues

38.4

42.1

Insurance policy benefits

25.2

26.3

Amounts added to policyholder account balances

0.4

0.3

Amortization related to operations

4.4

5.1

Other operating costs and expenses

3.8

3.4

    Total benefits and expenses

33.8

35.1

    Income before net realized investment gains (losses) and income taxes,

      net of related amortization

$4.6

$7.0

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2007 YTD Return on Equity (before realized investment gains/(losses): 13.8%

($ millions)

Q3 2006
$4.6
Q4 2006
$5.4
Q1 2007
$4.6
Q2 2007
$6.7
Q3 2007
$7.0

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Consistent and favorable trends:

Sales

Mortality

Expenses

Amortization of DAC/VOBA

Earnings

PTOI-Trailing 4 Quarters:                $19.5               $21.6                $21.1              $21.3              $23.7

Revenues-Quarterly:                           $38.4                $41.4                $39.0              $38.9              $42.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $147.9           $150.9           $153.7            $157.7          $161.4

($ millions)

Sales down 31% from Q3 2006

Higher value from new business compared to Q3 2006, despite lower sales

Strong sales gains in specified disease, up 35% from Q3 2006

Decreases in Medicare supplement and annuities, consistent with CIG’s focus on more profitable business

Lower earnings (vs Q3 2006) driven by:

Increase in death claims and amortization expense on interest-sensitive life products

Specified disease reserve correction

Expenses related to operational savings and marketing restructuring

Annuity coinsurance transaction closed in October

After tax charge of $49.7 million excluded from CIG’s earnings

Q3 2007 Summary

CIG

Q3 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q3 2006

Q3 2007

Insurance policy income

$245.9

$238.7

Net investment income

189.3

181.2

Fee revenue and other income

0.8

0.1

    Total revenues

436.0

420.0

Insurance policy benefits

184.1

220.3

Amounts added to policyholder account balances

84.5

76.4

Amortization related to operations

42.3

41.2

Other operating costs and expenses

66.6

82.5

    Total benefits and expenses

377.5

420.4

    Income (loss) before net realized investment gains (losses),

      net of related amortization and income taxes, excluding

      costs related to the litigation settlement and the loss

      related to a coinsurance transaction

$58.5

($0.4)

2007 YTD Return on Equity (before realized investment gains/(losses): 3.7%

($ millions)

Q3 2006
$58.5
Q4 2006
$23.9
Q1 2007
$58.0
Q2 2007
$43.8
Q3 2007
-$0.4

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to a coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q3 2007 includes:

Specified disease reserve correction of
$18.3 million

$11 million of expenses related to
operational savings or consolidation
activity

$11 million reduction (vs Q3 2006) in
interest-sensitive life earnings from
adverse mortality experience

PTOI-Trailing 4 Quarters:                    $224.2             $189.0           $205.1           $184.2         $125.3

Revenues-Quarterly:                               $436.0              $445.7           $417.6            $438.9         $420.0

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,714.8         $1,729.1      $1,707.9       $1,738.2   $1,722.2

($ millions)

Q3 2006
66.8%
Q4 2006
64.1%
Q1 2007
66.9%
Q2 2007
68.9%
Q3 2007
68.6%

Benefit Ratio* –

Medicare Supplement

CIG

Consistent with expectations

Higher persistency in Q3 2007
compared to Q3 2006 resulted
in slightly higher benefit ratio

Trailing 4 Quarter Avg.:      60.6%            61.9%          63.6%             66.6%         67.1%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2006
41.2%
Q4 2006
52.5%
Q1 2007
20.4%
Q2 2007
39.7%
Q3 2007
70.3%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Reserve corrections have affected
benefit ratios in several periods:

Loss ratio would have been 50.1% in
Q3 2007 without $18.3 million
adjustment, 41.8% in Q1 2007 without
$19.3 million adjustment, and 37.7%
in Q4 2006 without $13.3 million
adjustment

Solid line indicates loss ratios without
these adjustments

Trailing 4 Quarter Avg.:      45.9%          47.0%            40.6%           38.4%           45.7%

Qtrly. non-int. adjusted:      73.6%          84.9%            53.2%           72.5%        103.2%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Financial results reflect prior-quarter reserve strengthening and improving business fundamentals

Program for improvement initiatives providing a real impact

Completed implementation of $30 million in approved Round 1
rate increases; $21 million expected in Round 2

Improved claims management processes driving better business fundamentals and customer experience

Expect decision in Q4 2007 on sourcing of system and select
claim functions to recognized industry leader

Working proactively with government leaders and regulators

Segment Summary

LTC Closed Block

Re-rates Submitted: 100% of Goal
$ Millions
$55.6
$0.0
$9.9
$26.3
$39.4
$55.6
$55.6
$55.6
8/31/06
10/31/06
3/1/07
5/1/07
8/3/07
10/25/07

Re-rates Approved: 90% of Goal
$ Millions
$41.7
$0.0
$0.0
$8.3
$19.2
$25.9
$35.2
$37.4
8/31/06
10/31/06
3/1/07
5/1/07
8/3/07
10/25/07

Re-rates Implemented: 86% of Goal
$ Millions
$35.0
$0.0
$0.0
$4.8
$13.1
$20.6
$28.4
$30.0
8/31/06
10/31/06
3/1/07
5/1/07
8/3/07
10/25/07

Premium Re-rates

Round 1

LTC Closed Block

Re-rates Submitted: 72% of Goal
$42.8
$ Millions
$30.9
$5.7
$0.0
7/31/07
10/25/07

Re-rates Approved: 30% of Goal
$25.7
$ Millions
$7.8
$0.1
$0.0
7/31/07
10/25/07

Re-rates Implemented: 7% of Goal
$20.6
$ Millions
$4.6
$0.0
$0.0
7/31/07
10/25/07

Premium Re-rates

Round 2

LTC Closed Block

Q3 Earnings

LTC Closed Block

Q3 2006

Q3 2007

Insurance policy income

$83.4

$77.2

Net investment income

44.6

48.8

Fee revenue and other income

0.1

0.1

    Total revenues

128.1

126.1

Insurance policy benefits

113.4

106.0

Amortization related to operations

5.6

5.6

Other operating costs and expenses

22.1

17.4

    Total benefits and expenses

141.1

129.0

    Loss before net realized investment gains (losses) and income taxes

($13.0)

($2.9)

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q3 2006
-$13.0
Q4 2006
-$57.3
Q1 2007
-$30.9
Q2 2007
-$133.2
Q3 2007
-$2.9

Segment Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Stable prior-period claim
development

Meaningful impact from
improvement initiatives

Net $6.6 million favorable
adjustments to reserve for
future benefits

PTOI-Trailing 4 Quarters:                $33.3             ($41.9)           ($96.8)         ($234.4)    ($224.3)

Revenues-Quarterly:                         $128.1             $127.9            $126.6           $125.8          $126.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $519.6           $516.5           $509.4            $508.4          $506.4

($ millions)

Collected Premiums-Quarterly:    $80.4             $76.6              $81.2               $76.2               $75.7

Q3 2006
$113.4
Q4 2006
$162.7
Q1 2007
$130.0
Q2 2007
$231.6
Q3 2007
$106.0

Benefit Detail

Q3 2007 incurred claims reflect:

Stable claim reserve development

Verified basis consistent with prior
periods

Q3 2007 increase in reserves:

$(20.1) million decrease related to prior-
period deaths and terminations

$13.5 million increase for reserve
estimate refinements

Reserve pivot for rate increases

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Increase in Reserves for Future Benefits                   $(0.1)              $(1.3)           $(0.5)            $(3.3)             $(6.9)

Verified Basis Incurred Claims                                          $116.5              $124.4         $114.3         $116.4          $116.2

LTC Closed Block

Total Benefits

($ millions)

$112.9

$234.9

$130.5

$164.0

$113.5

Incurred Claims

Q3 2006
83.1%
Q4 2006
143.5%
Q1 2007
105.3%
Q2 2007
236.7%
Q3 2007
75.1%

Interest-Adjusted

Benefit Ratio*

Benefit reserve adjustments
favorably impacted Q3 2007
by 8.5%

Trailing 4 Quarter Avg.:                                     60.1%                  83.2%           99.0%           141.0%    140.2%

Qtrly. non-int. adjusted:                                      136.0%           198.2%         163.5%          296.7%    137.4%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Verified Basis non-int. adjusted:     143.5%        147.6%       148.1%          145.1%     150.7%

Balance Sheet Detail

All balances reflect stability from Q2 2007 to Q3 2007

LTC Closed Block

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q3 2007

$2,402.3

954.3

(153.9)

$3,202.7

0.0%

Q3 2006

$2,413.6

752.3

(176.2)

$2,989.7

0.2%

Q4 2006

$2,412.6

815.6

(170.9)

$3,057.3

2.3%

Q1 2007

$2,412.2

829.1

(165.2)

$3,076.1

0.6%

Q2 2007

$2,409.0

952.6

(159.5)

$3,202.1

4.1%

Q2 2007 claims reserving actions generated stability in Q3 2007:

Favorable prior-period development of $3.3 million

Verified claims for all periods stable from 6/30/07 to 9/30/07

Verified Incurred

Development*

*Excludes waiver-of-premium and return-of-premium benefits.

LTC Closed Block

Reported Claims

Prior Period Development

Verified Claims as of Reporting Date

Verified Claims Developed through:

  12/31/04

  12/31/05

  12/31/06

  3/31/07

  6/30/07

  9/30/07

($ millions)

Q3 2007

$100.7

3.3

104.0

104.0

Q2 2007

$212.0

(109.7)

102.3

102.3

103.1

Q1 2007

$119.7

(34.9)

84.8

84.8

104.2

103.5

2006

$433.4

(71.9)

361.5

361.5

375.5

418.1

414.7

2005

$396.0

(58.7)

337.3

337.3

365.0

368.8

388.9

388.8

2004

$370.8

(44.1)

326.7

326.7

326.1

337.6

344.1

356.2

356.5

Developed
Deficiencies
in Periods
Prior to 2004

$0.0

0

0

44.1

103.5

136.1

146.7

160.9

162.0

Claimant count estimates remain around 12,000, with paid claims near $100 million (before inventory adjustments)

Operating Data

LTC Closed Block

Claims Paid (mils.)

Open Claimant Counts

In Force Policy Counts

Ann. Termination Rates

Q3 2005

$107.4

12,449

202,804

10.7%

Q3 2007 termination rate reflects prior-period deaths and terminations

Q4 2005

$83.1

12,290

201,649

2.3%

Q1 2006

$90.4

11,805

197,585

7.8%

Q2 2006

$101.2

12,536

194,080

6.9%

Q3 2006

$96.1

12,228

190,134

7.9%

Q4 2006

$81.64

12,048

187,123

6.2%

Q1 2007

$102.0

11,870

183,655

7.2%

Q2 2007

$96.8

12,424

179,952

7.8%

Q3 2007

$99.1

12,121

175,141

10.3%

BB+
and below
6%
BBB-
8%
AAA
30%
BBB
12%
BBB+
10%
AA
8%
A
26%

High-Quality Assets

CNO

Only 6% of total portfolio is in
below-investment grade
securities

Excludes investments from
variable interest entity we are
required to consolidate for
GAAP financial reporting
(such assets and the related
liabilities are legally isolated)

Actively Managed Fixed Maturities by Rating at
9/30/07 (Market Value)

9/30/07

94%

6/30/07

94%

3/31/07

95%

12/31/06

95%

9/30/06

97%

% of Bonds which are Investment Grade:

Structured securities and
asset-backed securities
represent 25% of total
actively managed fixed
maturity securities

Over 87% “AAA” rated

Structured Securities at 9/30/07

CNO

(Market value in millions)

Pass-throughs, sequentials and

equivalent securities

$2,117.1

41.2%

Planned amortization class, target
amortization class, and accretion-
directed bonds

$1,510.9

29.4%

Commercial
mortgage-backed
securities

$963.2

18.7%

Other

$64.5

1.2%

Asset-backed securities

$488.6

9.5%

6/30/2007
9/30/2007
$0.9
$0.0
$20.1
$15.3
$107.5
$83.4
$95.2
$37.4
$6.9
$0.0
$74.1
$13.2
Pre-2003
2003
2004
2005
2006
2007

Sub-Prime Home Equity ABS

CNO

Over 40% reduction of sub-prime exposure during Q3 2007, including 82% of
2007 vintage and 100% of 2006 vintage

As of 9/30/07, 0.57% of invested assets, compared to 1.2% at 6/30/07

Reduction in exposure reflects dispositions of $116 million of securities (at a loss of $38 million) and decline in market value of $25 million for securities held at quarter-end

Exposure by Vintage Year (Market Value in millions)

Sub-Prime Home Equity ABS

at 9/30/07

CNO

AAA

AA

A

<=BBB

Total

$32.2

$44.9

$62.7

$9.5

$149.3

$32.9

$49.7

$76.7

$21.9

$181.2

21.6%

30.0%

42.0%

6.4%

100.0%

0.12%

0.17%

0.24%

0.04%

0.57%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio*

Rating

0.57% of invested assets

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

Only $9.5 million (market value) rated lower than A category

Current support in structures meets original expectations

Remaining portfolio generally reflects substantial margin for adverse development

646

640

641

609

640

Avg.
FICO

47.6%

28.4%

19.2%

5.9%

27.2%

Avg.

Support

8.2%

7.5%

6.6%

3.3%

7.0%

Avg. 60+

Delinq.

*% of market value.

Through Q3 2007, total of four downgraded sub-prime ABS
securities – par amount $17 million

No ABS CDO investments

No hedge fund investments

No exposure to substandard servicers

Nominal (<$10 million par) third-party CLO/structured credit exposure

Highly developed cashflow and default analytic models, along with rigorous management oversight processes

No “mark to model” structured securities

Sub-Prime Home Equity ABS

and Structured Credit

CNO

CNO Recap

Core businesses

Bankers Life and Colonial Penn – great results, focused on
growth

CIG

Greater focus on distinctive capabilities

Producing more economic value from lower sales

Runoff LTC block

Claims reserve volatility reduced

Run rate now at a small loss per quarter, expect profitability next year

Continued progress on turnaround, increasingly visible

CNO Recap

Changing the portfolios of the business

Annuity coinsurance deal with Swiss Re closed; releases capital from low-return business

Recapture of Colonial Penn life block from Swiss Re; higher-
return core business for CNO

Operations

Bulk of organizational realignment completed – Carmel now
handling all customer service calls

Real estate realignment to occur mostly in Q1 2008 – expect to record pre-tax losses of approximately $20 million

Annual expense savings will exceed $30 million

Questions and Answers

Appendix

Q3 2006
$23.2
Q4 2006
$25.3
Q1 2007
$22.2
Q2 2007
$20.0
Q3 2007
$19.3

Premiums –

Medicare Supplement

Bankers

(in millions)

First-year premiums
continue downward trend,
reflecting migration to
PFFS plans

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $93.1               $97.8             $95.2              $90.7              $86.8

Med. Supp. Total Premiums-Quarterly:                   $146.7           $157.2          $167.0            $153.8          $152.9

Med. Supp. NAP-Quarterly:                                               $15.3                  $18.4             $14.7              $14.7               $16.1

Med. Supp. NAP-Trailing 4 Quarters:                         $76.2                $72.8            $66.8               $63.1              $63.9

Premiums –

PDP/PFFS

Bankers

(in millions)

Significant increase in
PDP/PFFS premiums as result
of expansion of partnership
with Coventry

Q3 2006

$20.8

Q4 2006

$17.8

Q2 2007

$25.9

PDP

PFFS

PDP/PFFS  – First-Year Premiums

Q1 2007

$16.0

Q3 2007

$78.5

$0.8

$0.7

$4.3

$0.5

$0.7

PDP NAP-Quarterly:

$(0.9)

$22.2

$46.8

-

-

PFFS NAP-Quarterly:

Q3 2006
$12.0
Q4 2006
$11.9
Q1 2007
$11.6
Q2 2007
$12.2
Q3 2007
$11.7

Premiums –

Long-Term Care

Bankers

($ millions)

Sales have stabilized

Increases in total premiums as
result of higher persistency
and rate increases

First-Year Prems.-Tr. 4 Qtrs:         $54.6             $51.2               $48.6               $47.7            $47.4

Total Premiums-Quarterly:            $145.0           $150.2           $158.2            $155.4         $154.5

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $12.5                $11.0               $11.7              $12.7             $11.7

NAP-Trailing 4 Quarters:                 $50.4                $47.6              $47.9              $47.9             $47.1

Q3 2006
$24.4
Q4 2006
$21.9
Q1 2007
$21.4
Q2 2007
$25.3
Q3 2007
$21.2

Premiums –

Life Insurance

Bankers

($ millions)

First-year premiums declined
from Q2 2007 due to lower
single-premium sales

Trailing 4-quarter sales
continue to increase

First-Year Prems.-Tr. 4 Qtrs:              $90.4               $90.3              $91.0               $93.0            $89.8

Total Premiums-Quarterly:                   $47.8                $46.6              $48.1               $52.1            $49.1

Life – First-Year Premiums

NAP-Quarterly:                                             $12.9                  $11.4                $12.7            $14.5              $13.8

NAP-Trailing 4 Quarters:                       $44.7                $46.3              $48.1            $51.5              $52.4

Q3 2006
$277.3
Q4 2006
$247.5
Q1 2007
$211.4
Q2 2007
$199.6
Q3 2007
$250.5

Premiums –

Annuity

Bankers

($ millions)

Increase over Q2 2007 in first-
year premiums reflects higher
sales

Total trailing 4-quarter premiums
declined due to higher
terminations as result of difficult
interest rate environment

First-Year Prems.-Tr. 4 Qtrs:           $1,010.7       $994.6          $973.5            $935.8          $909.0

Total Premiums-Quarterly:                 $278.2           $247.6           $212.2           $200.5          $250.9

Annuity – First-Year Premiums

Q3 2006
$6.5
Q4 2006
$7.9
Q1 2007
$6.6
Q2 2007
$5.2
Q3 2007
$4.2

Premiums -

Medicare Supplement

CIG

($ millions)

Sales down 70% from Q3 2006:

Pursuing smaller, more profitable
block of Medicare supplement

First-Year Prems.-Tr. 4 Qtrs:     $28.0             $30.6              $28.9              $26.2              $23.9

Total Premiums-Quarterly:          $54.6              $61.8              $59.8            $56.1              $54.8

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $6.2                    $6.4                  $4.9               $2.9                 $1.9

NAP-Trailing 4 Quarters:             $33.9               $32.1                $26.5            $20.4              $16.1

Q3 2006
$6.8
Q4 2006
$7.1
Q1 2007
$7.3
Q2 2007
$7.7
Q3 2007
$7.7

Premiums –

Specified Disease

CIG

($ millions)

Sales up 35% from Q3 2006:

New products

Increased focus within PMA

Recruitment of Health IMOs

First-Year Prems.-Tr. 4 Qtrs:         $28.4            $28.1             $28.2                $28.9            $29.8

Total Premiums-Quarterly:             $88.1             $89.4              $92.1               $89.1            $88.7

Supplemental Health  – First-Year Premiums

NAP-Quarterly:                                         $7.7                  $8.6                  $7.8                  $9.6              $10.3

NAP-Trailing 4 Quarters:                 $28.5              $29.8              $31.4              $33.7             $36.3

Q3 2006
$178.8
Q4 2006
$118.1
Q1 2007
$116.3
Q2 2007
$108.3
Q3 2007
$73.2

Premiums –

Annuity

CIG

($ millions)

Sales down 59% from Q3 2006:

Impact of ratings downgrade

Discontinuance of products
due to coinsurance transaction

Greater focus on profitability

First-Year Prems.-Tr. 4 Qtrs:       $358.1           $415.5         $500.2            $521.5          $415.9

Total Premiums-Quarterly:            $182.8           $121.9         $120.1            $113.0            $77.5

Annuity – First-Year Premiums

Q3 2006
$5.8
Q4 2006
$5.9
Q1 2007
$6.7
Q2 2007
$7.0
Q3 2007
$7.4

Premiums –

Life Insurance

Colonial Penn

($ millions)

Continued strong year-over-year
sales growth

Comparing the trailing four
quarters data:

NAP and first-year premium both
grew 23%

First-year premium consistently
grew 4-6% each quarter

First-Year Prems.-Tr. 4 Qtrs:         $22.0             $22.9               $24.1               $25.4            $27.0

Total Premiums-Quarterly:             $25.4               $26.8                $26.7              $26.0            $29.3

Life – First-Year Premiums

NAP-Quarterly:                                           $8.3                  $7.5                 $10.4               $11.2            $11.4

NAP-Trailing 4 Quarters:                   $33.0              $33.3              $35.3              $37.4             $40.5

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Decrease in Q3 2007 reflects
net loss for quarter, offset by
common share repurchases

Debt and Preferred Stock

to Total Capital Ratio*

CNO

Increase in Q3 2007
reflects net loss for quarter
and effect of common
share repurchases

Q3 2006

26.4%

Q4 2006

28.8%

Q2 2007

20.3%

Debt

Preferred

Stock

Q1 2007

28.9%

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q3 2007

20.6%

Q3 2006
324%
Q4 2006
357%
Q1 2007
344%
Q2 2007
330%
Q3 2007
330%

Consolidated RBC Ratio*

CNO

Continued strong RBC

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Q3 2006
$359.5
Q4 2006
$364.3
Q1 2007
$376.8
Q2 2007
$381.5
Q3 2007
$389.9

Net Investment Income

CNO

($ millions)

Yield up 16 bps from Q3 2006

Net investment income from the prepayment of securities:                       $0.5                 $1.0                $5.0                $1.1               $0.6

General Account Investment Income,

Excluding Corporate Segment

5.88%

5.83%

5.83%

5.72%

5.72%

Yield:

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by unusual and significant charges related to: (i) a litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; and (ii) a Q3 2007 charge related to a coinsurance transaction.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of operating earnings before these charges is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (ii) a Q3 2007 charge related to a coinsurance transaction (and related per share amounts)
is as follows (dollars in millions, except per share amounts):

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Net income (loss) applicable to common stock

38.9

$

(3.7)

$

0.9

$

(64.5)

$

(53.7)

$

Net realized investment losses, net of related amortization and taxes

13.9

9.4

13.7

10.1

28.1

Net operating income (loss) (a non-GAAP financial measure)

52.8

5.7

14.6

(54.4)

(25.6)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

-

-

8.5

22.8

10.6

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

-

49.7

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods; and (ii) a Q3 2007 charge

related to a coinsurance transaction (a non-GAAP financial measure)

52.8

$

5.7

$

23.1

$

(31.6)

$

34.7

$

Per diluted share:

Net income (loss)

0.26

$

(0.02)

$

0.01

$

(0.38)

$

(0.29)

$

Net realized investment losses, net of related amortization and taxes

0.09

0.06

0.09

0.06

0.15

Net operating income (loss) (a non-GAAP financial measure)

0.35

0.04

0.10

(0.32)

(0.14)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

-

-

0.05

0.13

0.06

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

-

0.26

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods; and (ii) a Q3 2007 charge

related to a coinsurance transaction (a non-GAAP financial measure)

0.35

$

0.04

$

0.15

$

(0.19)

$

0.18

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Total shareholders' equity

4,712.7

$

4,713.1

$

4,724.0

$

4,375.3

$

4,303.7

$

Less accumulated other comprehensive income (loss)

(71.8)

(72.6)

(41.8)

(329.9)

(316.0)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,784.5

$

4,785.7

$

4,765.8

$

4,705.2

$

4,619.7

$

Diluted shares outstanding for the period

185,354,251

186,665,776

188,784,663

188,962,041

186,472,069

Book value per diluted share

25.43

$

25.25

$

25.02

$

23.15

$

23.08

$

Less accumulated other comprehensive income (loss)

(0.38)

(0.39)

(0.22)

(1.75)

1.69

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

25.81

$

25.64

$

25.24

$

24.90

$

24.77

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our returns were affected by unusual and significant charges related to: (i) the litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; and (ii) a Q3 2007 charge related to a coinsurance transaction.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of return before these charges and subsequent refinements is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which occurred in May 2007).
Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (ii) a Q3 2007 charge related to a coinsurance transaction) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Net income (loss) applicable to common stock

38.9

$

(3.7)

$

0.9

$

(64.5)

$

(53.7)

$

Net realized investment (gains) losses, net of related amortization and taxes

13.9

9.4

13.7

10.1

28.1

Net operating income (loss) (a non-GAAP financial measure)

52.8

5.7

14.6

(54.4)

(25.6)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

-

-

8.5

22.8

10.6

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

-

49.7

Add preferred stock dividends, assuming conversion

9.5

9.5

9.5

4.6

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (ii) a Q3 2007 charge related to a coinsurance transaction (a non-GAAP financial measure)

62.3

$

15.2

$

32.6

$

(27.0)

$

34.7

$

Total shareholders' equity

4,712.7

$

4,713.1

$

4,724.0

$

4,375.3

$

4,303.7

$

Less preferred stock

667.8

667.8

667.8

-

-

Common shareholders' equity

4,044.9

4,045.3

4,056.2

4,375.3

4,303.7

Add preferred stock, assuming conversion

667.8

667.8

667.8

-

-

Less accumulated other comprehensive income (loss)

(71.8)

(72.6)

(41.8)

(329.9)

(316.0)

Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,784.5

4,785.7

4,765.8

4,705.2

4,619.7

Add Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods

102.1

102.1

110.6

133.4

144.0

Add Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

-

49.7

Less net operating loss carryforwards

1,346.7

1,340.0

1,334.1

1,349.8

1,386.7

Common shareholders' equity, excluding accumulated other comprehensive income (loss) and refinements to such estimates recognized in subsequent periods and net operating loss carryforwards (a non-GAAP financial measure)

3,539.9

$

3,547.8

$

3,542.3

$

3,488.8

$

3,426.7

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Average common shareholders' equity

3,836.9

4,045.1

4,050.8

4,215.8

4,339.5

Average common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,763.4

4,785.1

4,775.8

4,735.5

4,662.5

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, and net operating loss carryforwards

(a non-GAAP financial measure)

3,518.8

3,543.9

3,545.1

3,515.6

3,457.8

Return on equity ratios:

Return on common equity

4.1%

-0.4%

0.1%

-6.1%

-4.9%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; and (ii) the Q3 2007 charge related to a coinsurance transaction) on common equity,

excluding accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

5.2%

1.3%

2.7%

-2.3%

3.0%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; and (ii) the Q3 2007 charge related to a coinsurance transaction) on common equity,

excluding accumulated other comprehensive income (loss)

and net operating loss carryforwards (a non-GAAP

financial measure)

7.1%

1.7%

3.7%

-3.1%

4.0%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the nine months ended Sept. 30, 2007, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

101.4

$

174.6

$

18.3

$

(167.0)

$

(69.9)

$

57.4

$

Allocation of interest expense, excess capital and corporate expenses

(36.3)

(29.8)

(2.4)

(6.8)

75.3

-

Income tax (expense) benefit

(19.5)

(43.2)

(4.7)

51.9

(1.6)

(17.1)

Segment operating income (loss)

45.6

$

101.6

$

11.2

$

(121.9)

$

3.8

$

40.3

Refinements made to Q2 2006 charge related to the

litigation settlement, net of taxes

(41.9)

Q3 2007 charge related to a coinsurance transaction, net of taxes

(49.7)

Net realized investment losses, net of related amortization and taxes

(51.9)

Net loss

(103.2)

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued on next page)

(Continued from previous page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2006

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation

settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets representing net operating loss carryforwards and assuming conversion of convertible preferred stock (a non-GAAP financial measure)

1,623.1

$

1,274.3

$

103.6

$

290.3

$

256.5

$

3,547.8

$

Q2 2006 charge related to the litigation settlement and

refinements to such estimates recognized in subsequent periods

(102.1)

-

-

-

-

(102.1)

Net operating loss carryforwards

1,340.0

-

-

-

-

1,340.0

Accumulated other comprehensive income (loss)

(25.6)

(41.6)

(1.2)

(7.3)

3.1

(72.6)

Allocation of capital

541.0

424.8

34.6

96.8

(1,097.2)

-

Total shareholders' equity

3,376.4

$

1,657.5

$

137.0

$

379.8

$

(837.6)

$

4,713.1

Less preferred stock

667.8

Common shareholders' equity

4,045.3

$

September 30, 2007

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation

settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction,

and less income tax assets representing net operating loss carry-

forwards and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

1,608.0

$

1,325.1

$

113.5

$

203.3

$

176.8

$

3,426.7

$

Q2 2006 charge related to the litigation settlement and

refinements to such estimates recognized in subsequent periods

(123.1)

-

-

-

(20.9)

(144.0)

Q3 2007 charge related to a coinsurance transaction

(49.7)

-

-

-

-

(49.7)

Net operating loss carryforwards

1,386.7

-

-

-

-

1,386.7

Accumulated other comprehensive income (loss)

(127.6)

(123.7)

(5.2)

(49.6)

(9.9)

(316.0)

Allocation of capital

536.0

441.7

37.8

67.8

(1,083.3)

-

Total shareholders' equity

3,230.3

$

1,643.1

$

146.1

$

221.5

$

(937.3)

$

4,303.7

Less preferred stock

-

Common shareholders' equity

4,303.7

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure)
to average common shareholders’ equity at September 30, 2007, is as follows (dollars in millions):

(Continued from previous page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, and less income tax assets

representing net operating loss carryforwards and assuming

conversion of convertible preferred stock (a non-GAAP

financial measure)

1,639.0

$

1,305.8

$

107.9

$

242.9

$

210.6

$

3,506.2

$

Average litigation settlement charges and refinements

to such estimates recognized in subsequent periods

(122.4)

Average charge related to a coinsurance transaction

(8.3)

Average net operating loss carryforwards

1,349.1

Average accumulated other comprehensive income (loss)

(188.7)

Average total shareholders' equity

4,535.9

Average preferred stock

(333.9)

Average common shareholders' equity

4,202.0

$

Return on equity ratios:

Return on equity

0.0%

Operating return on equity, excluding accumulated other

comprehensive income (loss), the 2Q 2006 charge related to

the litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge

related to a coinsurance transaction, and less income tax

assets representing net operating loss carryforwards

and assuming conversion of convertible preferred stock

(a non-GAAP financial measure)

3.7%

10.4%

13.8%

-66.9%

2.4%

1.5%

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

Reconciliations of the: (i) debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss; and (ii) debt and preferred stock to capital ratio to debt and preferred stock to capital, excluding accumulated other comprehensive loss, are as follows (dollars in millions):

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Corporate notes payable

805.6

$

1,000.8

$

999.3

$

1,197.8

$

1,195.7

$

Total shareholders' equity

4,712.7

4,713.1

4,724.0

4,375.3

4,303.7

Total capital

5,518.3

5,713.9

5,723.3

5,573.1

5,499.4

Less accumulated other comprehensive loss

71.8

72.6

41.8

329.9

316.0

Total capital, excluding accumulated other

comprehensive loss

(a non-GAAP financial measure)

5,590.1

$

5,786.5

$

5,765.1

$

5,903.0

$

5,815.4

$

Corporate notes payable

805.6

$

1,000.8

$

999.3

$

1,197.8

$

1,195.7

$

Preferred stock

667.8

667.8

667.8

-

-

Total  notes payable and preferred stock

1,473.4

$

1,668.6

$

1,667.1

$

1,197.8

$

1,195.7

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

14.6%

17.5%

17.5%

21.5%

21.7%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

14.4%

17.3%

17.3%

20.3%

20.6%

Corporate debt and preferred stock

to total capital

26.7%

29.2%

29.1%

21.5%

21.7%

Corporate debt and preferred stock

to total capital, excluding accumulated

other comprehensive loss (a non-GAAP

financial measure)

26.4%

28.8%

28.9%

20.3%

20.6%